                      SECURITIES AND EXCHANGE COMMISSION



                            WASHINGTON, DC    20549



                                   FORM 8-K



                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 12, 1998



                         INTEGRATED ORTHOPAEDICS, INC.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                     TEXAS
                                     -----
                (State or other jurisdiction of incorporation)



                  1-10677                            76-0203483
                  -------                            ----------
          (Commission File Number)                (I.R.S. Employer
                                                 Identification No.)



                          5858 Westheimer, Suite 500
                             Houston, Texas  77057
                             ---------------------
                    (Address of principal executive office,
                              including zip code)



      Registrant's telephone number, including area code:  (713) 225-5464



--------------------------------------------------------------------------------
         (former name or former address, if changed since last report)


The Exhibit Index is located at page    4   .
                                     -------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On March 12, 1998, Integrated Orthopaedics, Inc. acquired (i) the accounts receivable and (ii) 100% of the outstanding capital stock of Longmont Orthopedic & Sports Medicine Clinic, P.C. ("LOSMC"). At the time of the transaction, LOSMC entered into a long-term management agreement with the medical practice conducted by Front Range Orthopedic Center, P.C. ("FROC"), a six-physician orthopaedic medicine practice located in Longmont, Colorado. The Company delivered aggregate consideration of approximately $4,572,000, including (i) cash and estimated transaction costs of approximately $3,815,000, (ii) 139,693 shares of the Company's common stock, and (iii) a commitment to deliver 30,001 shares of the Company's common stock on March 11, 2003. In connection with the transaction, the Company also agreed to undertake operating leases covering the facilities from which LOSMC had historically rendered its medical services. The use of these facilities will be provided to FROC pursuant to the Company's obligations under the management agreement. The purchase price was determined after arms-length negotiations between the Company and the physician owners of LOSMC. The cash portion of the transaction was funded from the Company's existing cash reserves.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Pro forma financial information.

       To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.


     Exhibits.


       99.01* Stock Purchase Agreement by and among Integrated Orthopaedics, Inc., Kenneth J. Cavanaugh, M.D., Thomas J. Darrah, M.D., Robert
               E. FitzGibbons, M.D., Gerald R. Rupp, M.D., and Samuel E. Smith, M.D. dated March 12, 1998.



  * Schedules and exhibits have been omitted from the above listed agreement. The Company agrees to furnish a supplementary copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                                 SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                INTEGRATED ORTHOPAEDICS, INC.
                                     (Registrant)



Date:  March 26, 1998           By  /s/ Ronald E. Pierce
                                    ---------------------------------------
                                Ronald E. Pierce
                                President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Description                                                                   Page No.
-----------       -----------                                                                   --------
   99.01          Stock Purchase Agreement by and among Integrated Orthopaedics, Inc.,              5
                  Kenneth J. Cavanaugh, M.D., Thomas J. Darrah, M.D., Robert E.
                  FitzGibbons, M.D., Gerald R. Rupp, M.D., and Samuel E. Smith, M.D.
                  dated March 12, 1998.